Quarterly Holdings Report
for
Fidelity Advisor® Semiconductors Fund
October 31, 2021
AFEL-NPRT1-1221
1.809067.118
Common Stocks - 97.5%
	Shares	Value ($)
Electrical Equipment - 0.2%
Electrical Components & Equipment - 0.2%
Array Technologies, Inc.	94,900	2,026,115
Electronic Equipment & Components - 1.6%
Electronic Equipment & Instruments - 0.2%
Advanced Energy Industries, Inc.	20,164	1,851,458
Electronic Manufacturing Services - 1.4%
Flex Ltd. (a)	175,827	2,971,476
Jabil, Inc.	141,676	8,494,893
		11,466,369
TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		13,317,827
Semiconductors & Semiconductor Equipment - 92.5%
Semiconductor Equipment - 11.7%
Applied Materials, Inc.	88,700	12,120,855
Enphase Energy, Inc. (a)	16,400	3,798,732
KLA Corp.	24,300	9,058,068
Lam Research Corp.	54,546	30,740,489
Nova Ltd. (a)	104,400	11,339,928
Teradyne, Inc.	216,200	29,887,488
		96,945,560
Semiconductors - 80.8%
Advanced Micro Devices, Inc. (a)	144,500	17,373,235
Alpha & Omega Semiconductor Ltd. (a)	63,000	2,182,950
Analog Devices, Inc.	245,706	42,627,534
ASE Technology Holding Co. Ltd. ADR	119,500	850,840
Broadcom, Inc.	48,725	25,905,621
Cirrus Logic, Inc. (a)	116,028	9,376,223
Diodes, Inc. (a)	82,200	7,898,598
First Solar, Inc. (a)	20,500	2,451,595
GlobalFoundries, Inc.	311,600	15,187,384
Intel Corp.	396,164	19,412,036
MACOM Technology Solutions Holdings, Inc. (a)	139,500	9,739,890
Marvell Technology, Inc.	948,933	65,001,911
MaxLinear, Inc. Class A (a)	70,349	4,431,987
Microchip Technology, Inc.	528,702	39,171,531
Micron Technology, Inc.	134,512	9,294,779
Monolithic Power Systems, Inc.	15,100	7,934,446
NVIDIA Corp.	808,592	206,732,717
NXP Semiconductors NV	294,912	59,236,024
ON Semiconductor Corp. (a)	777,136	37,356,928
Qualcomm, Inc.	147,326	19,600,251
Silicon Motion Tech Corp. sponsored ADR	74,800	5,341,468
SMART Global Holdings, Inc. (a)	43,400	2,320,164
Synaptics, Inc. (a)	22,300	4,338,911
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	124,300	14,132,910
Texas Instruments, Inc.	145,200	27,222,096
Wolfspeed, Inc. (a)	27,300	3,279,003
Xilinx, Inc.	51,750	9,315,000
		667,716,032
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		764,661,592
Software - 2.5%
Application Software - 2.5%
Cadence Design Systems, Inc. (a)	116,400	20,150,004
IonQ, Inc. (b)(c)	15,000	225,600
		20,375,604
Technology Hardware, Storage & Peripherals - 0.7%
Technology Hardware, Storage & Peripherals - 0.7%
Samsung Electronics Co. Ltd.	99,820	5,945,905
TOTAL COMMON STOCKS (Cost $446,347,310)		806,327,043

Convertible Preferred Stocks - 0.1%
	Shares	Value ($)
Metals & Mining - 0.1%
Precious Metals & Minerals - 0.1%
Diamond Foundry, Inc. Series C (c)(d)	18,335	422,988
Semiconductors & Semiconductor Equipment - 0.0%
Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (c)(d)	19,433	65,330
Semiconductors - 0.0%
SiMa.ai Series B (c)(d)	30,638	157,093
Tenstorrent, Inc. Series C1 (c)(d)	900	53,509
		210,602
TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		275,932
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $715,972)		698,920

Convertible Bonds - 0.1%
	Principal Amount (e)	Value ($)
Semiconductors & Semiconductor Equipment - 0.1%
Semiconductors - 0.1%
SMART Global Holdings, Inc. 2.25% 2/15/26 (Cost $310,000)	310,000	460,350

Preferred Securities - 0.0%
	Principal Amount (e)	Value ($)
Semiconductors & Semiconductor Equipment - 0.0%
Semiconductors - 0.0%
Tenstorrent, Inc. 0% (c)(d)(f) (Cost $50,000)	50,000	50,000

Money Market Funds - 4.0%
	Shares	Value ($)
Fidelity Cash Central Fund 0.06% (g) (Cost $33,037,068)	33,030,462	33,037,068

TOTAL INVESTMENT IN SECURITIES - 101.7% (Cost $480,460,350)	840,573,381
NET OTHER ASSETS (LIABILITIES) - (1.7)%	(13,648,502)
NET ASSETS - 100.0%	826,924,879

Legend

(a)	Non-income producing
(b)	Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $974,520 or 0.1% of net assets.

(d)	Level 3 security
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)	Security is perpetual in nature with no stated maturity date.
(g)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Astera Labs, Inc. Series C	8/24/21	65,330
Diamond Foundry, Inc. Series C	3/15/21	440,040
IonQ, Inc.	3/07/21	150,000
SiMa.ai Series B	5/10/21	157,093
Tenstorrent, Inc. Series C1	4/23/21	53,509
Tenstorrent, Inc. 0%	4/23/21	50,000

Affiliated Central Funds
Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	%ownership, end of period
Fidelity Cash Central Fund 0.06%	17,931,298	58,898,577	43,792,807	2,723	-	-	33,037,068	0.1%
Fidelity Securities Lending Cash Central Fund 0.06%	159,300	20,531,317	20,690,617	651	-	-	-	0.0%
Total	18,090,598	79,429,894	64,483,424	3,374	-	-	33,037,068

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Convertible Bonds and Preferred Securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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